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                                                                  Exhibit (a)(3)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Donald A. Gignac, Chief Executive Officer and Karen D. Gillogly, Chief Financial Officer of the State Street Master Funds (the "Trust"), certify that:

1. This Form N-CSR filing for the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

By: /s/Donald A. Gignac
   ---------------------
   Donald A. Gignac
   Chief Executive Officer of the Trust

Date: March 2, 2005

By: /s/Karen D. Gillogly
   ---------------------
   Karen D. Gillogly
   Chief Financial Officer of the Trust

Date: March 2, 2005